                                                                           10.67

                          CONSENT, WAIVER AND AMENDMENT

                  This CONSENT, WAIVER AND AMENDMENT ("Amendment") to the Purchase Agreement ("the Purchase Agreement") dated as of February 11, 2002, by and among ACMI HOLDINGS, INC., a Delaware corporation ("Holdings"), AMERICAN COIN MERCHANDISING, INC., a Delaware corporation (the "Company") and the Purchasers named therein (the "Purchasers"), is dated as of November 12, 2002, and is entered into by and among Holdings, the Company and the Purchasers.

                                   WITNESSETH:

                  WHEREAS, the Company acquired (the "Kiddie World Acquisition") certain of the assets (the "Acquired Assets") of Kiddie World of America, Inc. Missouri corporation (the "Seller") pursuant to an Asset Purchase and Sale Agreement dated as of September 3, 2002, by and among the Company, the Seller and Robert D. Schlup; capitalized terms not otherwise defined herein have the definitions provided therefor in the Purchase Agreement;

                  WHEREAS, Events of Default are in existence under Sections 11.01(c) and (d) of the Purchase Agreement as a result of the consummation of the Kiddie World Acquisition, due to Holdings' and the Company's breach of (a)
Section 6.01(i) of the Purchase Agreement as a result of the Company not providing prompt notice of the existence of a Default or Event of Default in the form required by Section 6.01(i); (b) Section 8.04 of the Purchase Agreement relating to the Company's incurrence of $1,125,000 of Indebtedness to the Seller in connection with the consummation of the Kiddie World Acquisition (the "Seller Debt"); (c) Section 8.08 of the Purchase Agreement with respect to the Company's grant to the Seller of Liens against the Acquired Assets in order to secure the Seller Debt; and (d) Section 8.15(xvi) of the Purchase Agreement relating to the Company's consummation of the Kiddie World Acquisition without satisfaction of the requirements thereof described on Schedule A hereto (each of the foregoing, together with any other default under the Purchase Agreement resulting directly and exclusively from the Kiddie World Acquisition, an "Existing Default" and collectively, the "Existing Defaults"). Holdings and the Company have requested that the Purchasers waive the Existing Defaults and consent to the Kiddie World Acquisition; and

                  WHEREAS, the parties desire to amend the Purchase Agreement as hereinafter set forth;

                  NOW THEREFORE, in consideration of the premises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intend to be legally bound hereby, agree as follows:

                  1. CONSENT. Subject to the satisfaction of the conditions set forth in Section 4 below, the Purchasers hereby consent to the consummation by the Company of the Acquisition.

                  2. WAIVER. Subject to the satisfaction of the conditions set forth in Section 4 below, the Purchasers hereby waive the Existing Defaults including, without limitation, satisfaction by the Company of the requirements set forth in Section 8.15(xvi)(5) of the Purchase Agreement in connection with the Kiddie World Acquisition. Upon the effectiveness of such waiver, the Kiddie World Acquisition shall be deemed to be an Acquisition permitted pursuant to
Section 8.15(xvi) of the Purchase Agreement. This is a limited waiver and shall not be deemed to constitute a waiver of any other Event of Default or any future breach of the Purchase Agreement or any other requirements of any provision of the Purchase Agreement and the Purchase Agreement shall continue in full force and effect.

                  3. AMENDMENTS. Subject to the satisfaction of the conditions set forth in Section 4 below, the Purchase Agreement is amended as follows:

                  (a) The definition of the term "Pro Forma EBITDA" contained in
Section 1 of the Purchase Agreement is amended and restated in its entirety, as follows:

                  Pro Forma EBITDA means, with respect to any Restricted Subsidiary, business or division acquired in an Acquisition or joint venture Investment permitted to be made under Section 8.15 hereof, the Attributable Percentage of EBITDA for such Restricted Subsidiary, business, division or joint venture for the portion of the most recent twelve (12) month period that fell prior to the consummation of such Acquisition or Investment and for which financial statements are made available to the Noteholders at the time of determination thereof, adjusted by identifiable and verifiable actual or pro forma one-time nonrecurring items, such as excess owner compensation, severance and one-time transaction-related expenses of the acquired business, in each case calculated by the Company and approved by the Required Holders, which approval shall not be unreasonably withheld; provided that, notwithstanding anything to the contrary contained herein, for each month prior to September, 2002 included in any testing period, Pro Forma EBITDA for the business acquired in the Kiddie World Acquisition shall be deemed to equal $56,160.

                  (b) The definition of the term "Subordinated Indebtedness" contained in Section 1.01 of the Purchase Agreement is amended and restated in its entirety, as follows:

                  "Subordinated Indebtedness" means (a) the Trust Subordinated Debt, (b) the Kiddie World Debt and (c) any other Indebtedness of the Company that is subordinated in right of payment to the Notes or the Guarantees, as applicable.

                  (c) Section 1.01 of the Purchase Agreement is amended to include definitions of the terms, "Kiddie World", "Kiddie World Acquisition", "Kiddie World Debt" and "Kiddie World Debt Documents" in alphabetical order, as follows:

                  "Kiddie World" means Kiddie World of America, Inc., a Missouri corporation.

                  "Kiddie World Acquisition" means the acquisition by the Company of certain of the assets of Kiddie World pursuant to the Kiddie World Debt Documents.

                  "Kiddie World Debt" means the Company's Debt to Kiddie World in the principal amount of $1,125,000, evidenced by the Kiddie World Debt Documents.

                  "Kiddie World Debt Documents" means, collectively, the certain Note dated September 3, 2002 executed by the Company in favor of Kiddie World and all other agreements, instruments and documents evidencing, securing or otherwise relating to the Kiddie World Debt.

                  (d) Section 8.02 of the Purchase Agreement is amended by (i) deleting the word "and" at the end of clause (vii) and (ii) amending and restating clause (viii) thereof in its entirety as follows:

                  (viii) so long as no Event of Default exists or would result therefrom, and so long as permitted under the subordination provisions applicable thereto, the Company may make payments under the Trust Preferred Guarantee of the obligations of the Trust under the Trust Preferred Securities; and

                  (ix) so long as no Event of Default exists or would result therefrom, the Company may make scheduled payments of principal and interest in accordance with the terms of the Kiddie World Debt as in effect on November 12, 2002.

                  (e) Section 8.04(i) of the Purchase Agreement is hereby amended and restated in its entirety, as follows:

                  (i) Indebtedness represented by the Senior Debt, less (without duplication) the amount of any Net Cash Proceeds of any Asset Sale used to repay Indebtedness thereunder in accordance with Section 8.05;

                  (f) Section 8.04 of the Purchase Agreement is amended by (i) deleting the word "and" at the end of clause (xi) thereof and (ii) amending and restating clause (xii) thereof in its entirety, as follows:

                  (xii) the Kiddie World Debt in an aggregate outstanding principal amount not at any time exceeding $1,125,000, together with all accrued and unpaid interest thereon; and

                  (xiii) other Indebtedness, in addition to the Indebtedness listed above, in an aggregate outstanding principal amount not at any time to exceed $500,000, less the aggregate outstanding principal amount of the Senarc Debt and the Kiddie World Debt at such time (but in no event less than zero).

                  (g) Section 8.08 of the Purchase Agreement is amended by (i) deleting the word "and" at the end of clause (xii) thereof and (ii) amending and restating clause (xiii) thereof in its entirety, as follows:

                  (xiii) Liens on the assets acquired by the Company in connection with the Kiddie World Acquisition that secure the Kiddie World Debt; and

                  (xiv) Liens not otherwise permitted by this Section 8.08 so long as (1) the Indebtedness secured by such Liens is permitted under
         Section 8.04, (2) the aggregate outstanding principal amount of the Indebtedness secured by such Liens does not exceed $250,000, less the aggregate principal amount of the Senarc Debt and the Kiddie World Debt at such time (but in no event less than zero) and (3) the aggregate Fair Market Value (as of the date each such Lien is incurred) of the assets subject thereto does not exceed $250,000, less the aggregate Fair Market Value of the assets securing the Senarc Debt and the Kiddie World Debt at the time that each of the Senarc Debt and Kiddie World Debt were incurred (but in no event less than zero);

each clause (i) through (xiv) collectively referred to as "Permitted Liens" and individually a "Permitted Lien."

                  (h) Clause (xii) of Section 8.15 of the Purchase Agreement is hereby amended by deleting the amount "$600,000" in the fifth line thereof and inserting in its place the amount "$630,000".

                  (i) Clause (ii) of Section 8.16 of the Purchase Agreement is hereby amended and restated in its entirety, as follows:

                  (ii) any provisions of any agreement, instrument or document evidencing or securing any of the Subordinated Indebtedness, including without limitation, the Trust Subordinated Debt Documents, the Trust Preferred Guarantee and the Kiddie World Debt Documents,

                  (j) Section 8.20.4 of the Purchase Agreement is hereby amended by increasing the Capital Expenditure limitation for Fiscal Year 2002 from "$7,500,000" to "$8,500,000".

                  4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by the Purchasers), each to be in form and substance satisfactory to the Purchasers; the execution of this Amendment by the Purchasers shall constitute the Purchasers' acknowledgment that such conditions (other than the conditions set forth below in subsections (d) and (f) of this Section 4) have been satisfied or waived:

                  (a) the Purchasers shall have received a fully executed copy of this Amendment signed by the Company and Holdings, and such other documents and instruments as the Purchasers may require;

                  (b) the Purchasers shall have received a fully executed copy of a consent, waiver and amendment to the Credit Agreement (the "Credit Agreement") dated as of February 11, 2002 by and among the Company, Madison, as Agent, The Royal Bank of Scotland PLC, New York Branch, as Documentation Agent and the financial institutions (the "Lenders") from time to time party to the Credit Agreement, signed by the Company and the Lenders pursuant to which the Lenders waive all defaults existing under the Credit Agreement which arise out of the consummation of the Kiddie World Acquisition;

                  (c) the Purchasers shall have received executed copies of all material documents, agreements and instruments pertaining to the Kiddie World Acquisition;

                  (d) the Purchasers shall have received, for the pro rata benefit of the Purchasers, an amendment fee equal to $25,000, which shall be fully earned and nonrefundable when paid and the Company shall have reimbursed the Purchasers for the legal fees and disbursements of Cahill Gordon & Reindel, special counsel to the Purchasers;

                  (e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Purchasers and their respective legal counsel; and

                  (f) No Default or Event of Default other than the Existing Defaults shall have occurred and be continuing.

                  5. REPRESENTATIONS AND WARRANTIES. To induce the Purchasers to enter into this Amendment, the Company and Holdings, jointly and severally, represent and warrant to each the Purchaser:

                  (a) that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Company and Holdings and that this Amendment has been duly executed and delivered by the Company and Holdings; and

                  (b) that each of the representations and warranties set forth in Section 5 of the Credit Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof), as amended pursuant to Schedule B hereto, are true and correct in all material respects as of the date hereof.

                  6. SCOPE OF AMENDMENT. Except as specifically amended hereby, the Purchase Agreement, shall remain unchanged. It is declared and agreed by each of the parties hereto that the Purchase Agreement, subject to this Amendment, shall continue, in full force and effect, and that the Amendment and the Purchase Agreement shall be read as and shall constitute one document.

                  7. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  8. REFERENCES. Any reference to the Purchase Agreement contained in any document, instrument or Purchase Agreement executed in connection with the Purchase Agreement shall be deemed to be a reference to the Purchase Agreement as modified by this Amendment.

                  9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same agreement.

                  10. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                  11. THIRD-PARTY RIGHTS. Nothing in this Amendment, express or implied, shall give to any person other than the parties hereto, their successors and assigns any benefit or any legal or equitable right, remedy or claim under this Amendment;

provided that the Company hereby agrees that the Purchasers are intended and shall be third-party beneficiaries to the Subordination Agreement (the "Subordinated Agreement") dated as of September 3, 2002, by and among the Seller and the Company, and the Company shall not amend or otherwise modify or waive any right under the Subordination Agreement without the prior written consent of the Required Holders.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                AMERICAN COIN MERCHANDISING, INC.


                                By /s/ Randall J. Fagundo
                                   ---------------------------------------------
                                Title President and Chief Executive Officer


                                ACMI HOLDINGS, INC.


                                By /s/ Randall J. Fagundo
                                   ---------------------------------------------
                                Title President and Chief Executive Officer

                                   PURCHASERS:

                                   AUDAX MEZZANINE FUND, L.P.

                                   By: Audax Mezzanine Business, L.P.
                                   Its: General Partner

                                   By: Audax Mezzanine Business, L.L.C.
                                   Its: General Partner

                                   By: /s/ Kevin Magid
                                       -----------------------------------------
                                       Name:  Kevin Magid
                                       Title: Authorized Signatory

                                   AUDAX CO-INVEST, L.P.

                                   By: 101 Huntington Holdings, LLC
                                   Title: General Partner


                                   By: /s/ Kevin Magid
                                       -----------------------------------------
                                       Name:  Kevin Magid
                                       Title: Authorized Signatory


                                   AUDAX TRUST CO-INVEST, L.P.

                                   By: 101 Huntington Holdings, LLC
                                   Title: General Partner

                                   By: /s/ Kevin Magid
                                       -----------------------------------------
                                       Name:  Kevin Magid
                                       Title: Authorized Signatory

                                   THE ROYAL BANK OF SCOTLAND PLC,
                                       NEW YORK BRANCH


                                   By: /s/ Una Corr
                                       -----------------------------------------
                                       Name:  Una Corr
                                       Title: Vice President

                                   UPPER COLOMBIA CAPITAL COMPANY, LLC


                                   By: /s/ Adrian Duffy
                                       -----------------------------------------
                                       Name:  Adrian Duffy
                                       Title: Manager


                                   STATE STREET BANK AND TRUST COMPANY,
                                       as Trustee for the DuPont Pension Trust

                                   By: /s/ Joette Levine
                                       -----------------------------------------
                                       Name:  Joette Levine
                                       Title: Vice President

                                   WILTON PRIVATE EQUITY FUND, LLC

                                   By: Wilton Asset Management, L.L.C.
                                         its Manager


                                   By: /s/ Carmen J Gigliotti
                                       -----------------------------------------
                                       Name:  Carmen J Gigliotti
                                       Title: President